EXHIBIT 10.2
                                                               Execution Version



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                        SECURITY AND GUARANTEE AGREEMENT

                                   dated as of

                                October 12, 2006,

                                      among

                               NATIONAL COAL CORP.

                           NATIONAL COAL CORPORATION,
                             NC TRANSPORTATION INC.
                                       and
                                NC RAILROAD, INC.

                and each other Subsidiary of National Coal Corp.
                 as may from time to time become a party hereto

                                   as Grantors

                                       and

                        GUGGENHEIM CORPORATE FUNDING, LLC
                             as Administrative Agent







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                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1.            DEFINITIONS..............................................2

   1.1        Certain Defined Terms; New York UCC Definitions..................2
   1.2        Rules of Interpretation..........................................8

SECTION 2.            SECURITY INTEREST........................................9

   2.1        Grant of Security Interest.......................................9
   2.2        Security for Obligations........................................11
   2.3        Transfer of Collateral..........................................11
   2.4        Bailees.........................................................11

SECTION 3.            REPRESENTATIONS AND WARRANTIES..........................11

   3.1        Representations in Perfection Certificate.......................12
   3.2        Title; No Other Liens...........................................12
   3.3        Perfected First Priority Liens..................................12
   3.4        Jurisdiction of Organization; Chief Executive Office............12
   3.5        Inventory and Equipment.........................................12
   3.6        Farm Products...................................................12
   3.7        Investment Property.............................................13
   3.8        Receivables.....................................................13
   3.9        Intellectual Property...........................................13
   3.10       Deposit Accounts and Securities Accounts........................14
   3.11       Benefit to Holdings and each Subsidiary Grantor.................14
   3.12       Consents........................................................14

SECTION 4.            COVENANTS...............................................15

   4.1        Covenants in Credit Agreement...................................15
   4.2        Delivery of Instruments, Certificated Securities and
                 Chattel Paper................................................15
   4.3        Maintenance of Insurance........................................15
   4.4        Payment of Obligations..........................................16
   4.5        Maintenance of Perfected Security Interest; Further
                 Documentation................................................16
   4.6        Changes in Locations, Name, etc.................................17
   4.7        Notices.........................................................17
   4.8        Investment Property.............................................17
   4.9        Receivables.....................................................19
   4.10       Intellectual Property...........................................19
   4.11       Deposit Accounts................................................21
   4.12       New Accounts....................................................21
   4.13       Commercial Tort Claims..........................................21

SECTION 5.            REMEDIAL PROVISIONS.....................................22

   5.1        Certain Matters Relating to Receivables.........................22
   5.2        Communications with Obligors; Grantors Remain Liable............22
   5.3        Pledged Stock...................................................23
   5.4        Proceeds To Be Turned Over to Administrative Agent..............25
   5.5        Application of Proceeds.........................................25


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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

   5.6        Code and Other Remedies.........................................25
   5.7        Registration Rights.............................................27
   5.8        Deficiency......................................................28
   5.9        Non-Judicial Enforcement........................................28

SECTION 6.            THE SECURED PARTY.......................................28

   6.1        Administrative Agent's Appointment as Attorney-in-Fact, etc.....28
   6.2        Administrative Agent's Appointment as Agent.....................30
   6.3        Duty of the Administrative Agent................................31
   6.4        Execution of Financing Statements...............................32
   6.5        Authority of the Administrative Agent...........................32

SECTION 7.            SUBORDINATION OF INDEBTEDNESS...........................33

   7.1        Subordination of All Grantor Claims.............................33
   7.2        Claims in Bankruptcy............................................33
   7.3        Payments Held in Trust..........................................33
   7.4        Liens Subordinate...............................................34
   7.5        Notation of Records.............................................34

SECTION 8.            MISCELLANEOUS...........................................34

   8.1        Amendments in Writing...........................................34
   8.2        Notices.........................................................34
   8.3        No Waiver by Course of Conduct; Cumulative Remedies.............34
   8.4        Enforcement Expenses; Indemnification...........................35
   8.5        Successors and Assigns..........................................35
   8.6        Set-Off.........................................................35
   8.7        Counterparts....................................................36
   8.8        Severability....................................................36
   8.9        Section Headings................................................36
   8.10       Integration.....................................................36
   8.11       GOVERNING LAW...................................................36
   8.12       Submission To Jurisdiction; Waivers.............................37
   8.13       Acknowledgements................................................37
   8.14       WAIVER OF JURY TRIAL............................................38
   8.15       Additional Grantors.............................................38
   8.16       Releases........................................................38

SECTION 9.            GUARANTEE...............................................39

   9.1        Guarantee.......................................................39
   9.2        Right of Contribution...........................................40
   9.3        Subrogation.....................................................41
   9.4        Amendments, etc. with respect to the Obligations................41
   9.5        Guarantee Absolute and Unconditional............................42
   9.6        Reinstatement...................................................44
   9.7        Payments........................................................45


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SCHEDULES

Schedule I        Notice Addresses

ANNEXES

Annex I           Form of Assumption Agreement for Additional Grantors
Annex II          Form of Deposit Account Control Agreement
Annex III         Form of Securities Account Control Agreement
Annex IV          Form of Perfection Certificate


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                        SECURITY AND GUARANTEE AGREEMENT

         NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY,THE LIEN AND SECURITY INTEREST GRANTED TO THE SECURED PARTY PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE SECURED PARTY HEREUNDER WILL BE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED BELOW) IN ACCORDANCE WITH THE TERMS THEREOF. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

         THIS SECURITY AND GUARANTEE AGREEMENT (this "AGREEMENT"), dated as of October 12, 2006, is made by NATIONAL COAL CORPORATION, a Tennessee corporation, (the "COMPANY"), NATIONAL COAL CORP., a Florida corporation ("HOLDINGS") and each of the undersigned direct and indirect subsidiaries of Holdings (each of the undersigned subsidiaries being a "INITIAL SUBSIDIARY GRANTOR" and, collectively, the "INITIAL SUBSIDIARY GRANTORS"), and each other Person that may become an additional Grantor hereunder as provided in SECTION 8.15 hereof (any such Person, an "ADDITIONAL SUBSIDIARY GRANTOR" and, collectively with the Initial Subsidiary Grantors, the "SUBSIDIARY GRANTORS"; Holdings, the Subsidiary Grantors and the Company are collectively referred to herein as the "Grantors"), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as administrative agent for the banks and other financial institutions from time to time party thereto (the "LENDERS") (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

         A. Pursuant to that certain Credit Agreement dated as of October 12, 2006 (as such Credit Agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Administrative Agent, as agent for the Secured Parties (as defined below), the Company, as borrower (the "BORROWER"), Holdings and the Subsidiary Grantors, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein. Capitalized terms used in this Agreement without definition have the respective meanings assigned such terms in the Credit Agreement.

         B. On Closing Date and until the occurrence of the discharge of the Obligations, the Liens granted to the Collateral Agent (as defined in the Indenture) for the benefit of the Holders (as defined in the Indenture) pursuant to the Indenture dated December 29, 2005 among Holdings, the guarantors party thereto and Wells Fargo Bank, National Association, a national banking association, as trustee (the "NOTE TRUSTEE") in connection with the issuance of the Senior Secured Notes shall be subordinated to the Liens created in respect of the Obligations pursuant to an Intercreditor Agreement substantially in the form of Exhibit H to the Indenture, among the Administrative Agent, the Note


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Trustee,  Holdings, the Company and the Subsidiary Grantors (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT").

         NOW, THEREFORE, in consideration of the premises and in order to induce
(a) the Lenders to make their respective extensions of credit to the Borrower hereunder, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with the Administrative Agent as follows:

SECTION 1.        DEFINITIONS.

         1.1 CERTAIN DEFINED TERMS; NEW YORK UCC DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings given to them below. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC:
Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Farm Products, Goods, Instruments, Inventory, Letter of Credit Rights, Securities Account, Securities Intermediary and Supporting Obligations.

         The following terms shall have the following meanings:

         "ACCOUNT COLLATERAL" each Grantor's right, title and interest, whether now existing or hereafter acquired or arising, in, to and under, each Deposit Account and Securities Account (including any successor accounts to any such accounts) and all amounts, investments and any other property (including, but not limited to, Checks, securities, financial assets, investment property, security entitlements and instruments) at any time deposited in or credited to any such account and all security entitlements with respect thereto, including all income or gain earned thereon and any Proceeds thereof.

         "AGREEMENT" means this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "BOOKS AND RECORDS" means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Company in connection with, and relating to, the ownership of, or evidencing or containing information relating to, the Collateral.

         "BORROWER CREDIT AGREEMENT OBLIGATIONS": means "Obligations" as defined in the Credit Agreement.

         "BORROWER HEDGE AGREEMENT OBLIGATIONS" means the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to


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the Borrower,  whether or not a claim for post-filing or post-petition  interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

         "BORROWER OBLIGATIONS": the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto, and (iii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).

         "CHECKS"  means  checks  and  other   instruments   and  other  payment
instructions deposited into any Deposit Account or Securities Account.

         "COLLATERAL" has the meaning set forth in SECTION 2.1.

         "COLLATERAL ACCOUNT" means any collateral account established by the Administrative Agent as provided in SECTION 5.1 or 5.4.

         "COMPUTER HARDWARE AND SOFTWARE" means all rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disc drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software and all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in any form (service code and object code in magnetic tape, disc or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes; and all rights with respect thereto, including any and all licenses, options, warrants, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.


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         "CONTRACTS" means all contracts, agreements, instruments and indentures in any  form  (including,  without  limitation,  any  interest  rate  protection
agreements,   Hedge  Agreements,   licensing   agreements  and  any  partnership
agreements, joint venture agreements and limited liability company agreements), and portions thereof, to which any Grantor is a party or under which any Grantor or any property of any Grantor is subject, as the same may from time to time be
amended,   supplemented,   waived  or  otherwise  modified,  including,  without
limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder, (iii) all rights of any Grantor to perform and to exercise all remedies thereunder, (iv) any and all rights to receive and compel performance under any or all Contracts and (v) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

         "COPYRIGHT LICENSES" means any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in the Perfection Certificate), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

         "COPYRIGHTS" means (I) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in the Perfection Certificate), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (II) the right to obtain all renewals thereof.

         "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a Deposit Account Control Agreement, in substantially the form set forth on ANNEX II attached hereto or otherwise reasonably acceptable to the Administrative Agent, by and among a Grantor, the Administrative Agent and a depositary institution.

         "DOMAIN NAMES" means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "FILINGS" means the filing or recording of (i) the financing statements as set forth in the Perfection Certificate by the Grantors or their agents, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in the Perfection Certificate and (iii) any filings after the date hereof in any other jurisdiction as may be necessary under any requirement of law.


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          "GENERAL  INTANGIBLES" means all "general intangibles" as such term is defined in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

         "GRANTOR CLAIMS" means indebtedness owing to a Grantor by another Grantor.

         "GUARANTOR HEDGE AGREEMENT OBLIGATIONS": the collective reference to all obligations and liabilities of a Guarantor (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by such Guarantor pursuant to the terms of any Specified Hedge Agreement).

         "GUARANTOR OBLIGATIONS": with respect to any Guarantor, the collective reference to (i) any Guarantor Hedge Agreement Obligations of such Guarantor, but only to the extent that, and only so long as, the other Obligations of such Guarantor are secured and guaranteed pursuant hereto, and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 9) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).


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         "GUARANTORS" means the collective  reference to each Grantor other than the Borrower.

         "INDENTURE" has the meaning set forth in the recitals hereto.

         "INTELLECTUAL PROPERTY" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Domain Names, the Patents, the Patent Licenses, the Trade Secrets, the Trade Secret Licenses, the Trademarks and the Trademark Licenses and all rights to sue at law or equity or otherwise recover for any and all past, present and future infringements, misappropriations, dilutions or other impairments thereof and all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements, misappropriations, dilutions or other impairments thereof).

         "INTERCOMPANY NOTE" means any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

         "INTERCREDITOR AGREEMENT" has the meaning set forth in the recitals hereto.

         "INVESTMENT PROPERTY" means the collective reference to (A) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC and (B) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

         "ISSUERS" means the collective reference to each issuer of any Investment Property.

         "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use or sell or import any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in the Perfection Certificate.

         "PATENTS" means (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in the Perfection Certificate, (ii) all applications for letters patent of the United States or any other country and all provisionals, divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in the Perfection Certificate, and (iii) all rights to obtain any reissues or extensions of the foregoing.


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         "PERFECTION  CERTIFICATE" means a perfection  certificate  delivered by the Company to the Administrative Agent on the date hereof, in substantially the form set forth on ANNEX IV attached hereto.

         "PERMITTED LIENS" means Liens permitted by Section 6.3 of the Credit Agreement.

         "PLEDGED NOTES" means all promissory notes listed on the Perfection Certificate, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

         "PLEDGED SECURITIES" means the Pledged Notes and the Pledged Stock.

         "PLEDGED STOCK" means the Equity Interests listed on the Perfection Certificate, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

         "PROCEEDS" means all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

         "RECEIVABLE" means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

         "RELEASE DATE" means the earlier to occur of (i) the date upon which all Obligations then due and owing shall have been paid in full in cash (other than Borrower Hedge Agreement Obligations and Guarantor Hedge Agreement Obligations), or (ii) as to Holdings or any Subsidiary Grantor, as applicable, the date upon which all the capital stock or substantially all the assets of Holdings or such Subsidiary Grantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement.

          "SECURITIES ACCOUNT CONTROL AGREEMENT" means a Securities Account Control Agreement, in substantially the form set forth on ANNEX III attached hereto or otherwise reasonably acceptable to the Administrative Agent, by and among a Grantor, the Administrative Agent and a Securities Intermediary.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "TRADE SECRETS" means all trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto.


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         "TRADE SECRET  LICENSES" means any agreement,  whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including without limitation, any of the foregoing referred to in the Perfection Certificate.

         "TRADEMARK LICENSE" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in the Perfection Certificate.

         "TRADEMARKS" means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, domain names, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in the Perfection Certificate, and (ii) the right to obtain all renewals thereof.

         1.2 RULES OF INTERPRETATION. As used herein, and any certificate or other document made or delivered pursuant hereto:

                  (a) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

                  (b) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings);

                  (c) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, equity interests, securities, vessels, equipment, revenues, accounts, leasehold interests and contract rights;

                  (d) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and clause, subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified;

                  (e) the meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms;

                  (f) the expressions "payment in full", "paid in full" and any other similar terms or phrases when used herein with respect to the Obligations shall mean the payment in full, in immediately available funds, of all the Obligations (other than Borrower Hedge Agreement Obligations and Guarantor Hedge Agreement Obligations);

                  (g) in any computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding" and the word "through" means "to and including";

                  (h) references to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions herein); and

                  (i) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof;

SECTION 2.        SECURITY INTEREST.

         2.1 GRANT OF SECURITY INTEREST. Each Grantor hereby pledges, assigns and transfers to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

                  (a)      all Accounts;

                  (b)      all Account Collateral;

                  (c)      all Books and Records;

                  (d)      all Chattel Paper;

                  (e)      all  Commercial  Tort  Claims   (including,   without
                           limitation,   those  set  forth  in  the   Perfection
                           Certificate);

                  (f)      all Computer Hardware and Software;

                  (g)      all Contracts;

                  (h)      all Documents;

                  (i)      all Equipment;

                  (j)      all General Intangibles;

                  (k)      all Goods;

                  (l)      all Instruments;

                  (m)      all Intellectual Property;

                  (n)      all Inventory;

                  (o)      all Investment Property;

                  (p)      all Letter of Credit Rights;

                  (q) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (r)      all  other  personal   property  to  the  extent  not
                           otherwise described above; and

                  (s) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, the Collateral shall expressly exclude certificates of deposit and similar instruments, whether held on the date of this Agreement or acquired in the future, used by Holdings or any of its Subsidiaries for the sole purpose of enabling Holdings or any Subsidiary Guarantor to purchase or post reclamation, surety, or similar bonds PROVIDED that (i) the cash designated for the purchase of such certificates of deposits and similar instruments shall be deposited in a specially designated account and shall constitute Collateral while it is held in such an account, (ii) such cash shall be released from the Collateral automatically upon its withdrawal from such account for the purpose of the purchase of such certificates of deposits and similar instruments for so long as such certificates of deposits and similar instruments are issued in the name of Holdings or such Subsidiary and (iii) upon the termination or expiration, and release of such certificates of deposits and similar instruments, such cash shall once again constitute Collateral.

         Each item of Collateral listed in this SECTION 2.1 that is defined in Articles 8 or 9 of the New York UCC and that is not otherwise defined herein shall have the meaning set forth in the New York UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded pursuant to the immediately preceding paragraph.

         2.2 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Obligations of such Grantor.

         2.3 TRANSFER OF COLLATERAL. Subject to the Intercreditor Agreement, all certificates and instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent. Subject to the Intercreditor Agreement, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Securities. In addition, subject to the Intercreditor Agreement, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         2.4 BAILEES. Any Person (other than the Administrative Agent) at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as pledge holder and bailee and agent for perfection for, the Administrative Agent. At any time and from time to time during the continuance of an Event of Default, the Administrative Agent may give notice to any such Person holding all or any portion of the Collateral that such Person is holding the Collateral as the bailee of and agent for perfection for, and as pledge holder for, the Administrative Agent, and request such Person's written acknowledgment thereof. Without limiting the generality of the foregoing, during the continuance of an Event of Default, each Grantor will join with the Administrative Agent upon the Administrative Agent's request in notifying any Person who has possession of any Collateral of the Administrative Agent's security interest therein and requesting an acknowledgment from such Person that it is holding the Collateral for the benefit of the Administrative Agent and the Secured Parties.

SECTION 3.        REPRESENTATIONS AND WARRANTIES.

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Secured Party that:

         3.1 REPRESENTATIONS IN PERFECTION CERTIFICATE. The representations and warranties of such Grantor set forth in the Perfection Certificate as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

         3.2 TITLE; NO OTHER LIENS. Except for Permitted Liens, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement and (ii) as are permitted by the Credit Agreement.

         3.3 PERFECTED FIRST PRIORITY LIENS. Upon completion of the Filings and other actions specified on the Perfection Certificate (which, in the case of all Filings and other documents referred to on said Perfection Certificate, have been delivered to the Administrative Agent in completed and duly executed form) (or, in the case of (x) all Deposit Accounts, Securities Accounts and the Collateral Account, the obtaining and maintenance of "control" (as described in the Code), (y) in the case of Commercial Tort Claims, the taking of the actions required by SECTION 4.13 herein and (z) in the case of Letter of Credit Rights, the taking of the actions required by SECTION 4.5(C) hereof), the security interests granted pursuant to this Agreement (1) will constitute valid perfected security interests in all of the Collateral, to the extent that a security interest may be perfected by Filings, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and are (2) prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

         3.4 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on the Perfection Certificate.

         3.5 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on the Perfection Certificate.

         3.6 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         3.7      INVESTMENT PROPERTY.

                  (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding Equity Interests of each Issuer owned by such Grantor.

                  (b)      All the  shares of the  Pledged  Stock have been duly
                           and   validly   issued   and  are   fully   paid  and
                           nonassessable.

                  (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for Permitted Liens.

         3.8      RECEIVABLES.

                  (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

                  (b)      None  of  the  obligors  on  any   Receivables  is  a
                           Governmental Authority.

                  (c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

         3.9      INTELLECTUAL PROPERTY.

                  (a) The Perfection Certificate lists all registrations and applications for Intellectual Property and trade names (whether or not subject to an application or registration) that are owned by such Grantor in its own name on the date hereof.

                  (b) On the date hereof, all material Intellectual Property owned or used by such Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in the Perfection Certificate, on the date hereof, none of the Intellectual Property owned or used by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a material adverse effect.

                  (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

         3.10 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Each Grantor is the record and beneficial owner of, and has good title to, the Deposit Accounts and Securities Accounts pledged by it hereunder, free of any and all Liens or options in favor or, or claims of, any other Person, except the Liens created by this Agreement, rights of setoff of any depository bank or securities intermediary and Liens created by any Senior Secured Note Document. As of the date hereof, all Deposit Accounts and Securities Accounts held by a Grantor (other than those maintained with the Administrative Agent) are subject to a Deposit Account Control Agreement and a Securities Account Control Agreement, as applicable.

         3.11 BENEFIT TO HOLDINGS AND EACH SUBSIDIARY GRANTOR. The Loan Parties are members of an affiliated group of companies that includes Holdings, the Company and each Subsidiary Grantor, and the Loan Parties are engaged in related businesses. Each Subsidiary Grantor and the Company is a Subsidiary of Holdings and its obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of Holdings, such Subsidiary Grantor and the Company.

         3.12 CONSENTS. Except as set forth in the Perfection Certificate, no consent of any party (other than a Grantor) to any Copyright License, Patent License, Trade Secret License or Trademark License constituting Collateral or any obligor in respect of any material Account constituting Collateral or which owes in the aggregate a material portion of all the Accounts constituting
Collateral is required, or purports to be required, to be obtained by or on behalf of any Grantor in connection with the execution, delivery and performance of this Agreement that has not been obtained. Each Copyright License, Patent License, Trade Secret License, Trademark License and Account constituting Collateral is in full force and effect and constitutes a valid and legally enforceable obligation of the Grantor party thereto and (to the knowledge of such Grantor) each other party thereto except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and except to the extent the failure of any such Copyright License, Patent License, Trade Secret License, Trademark License or Account constituting Collateral to be in full force and effect or valid or legally enforceable could not be reasonably expected, in the aggregate, to have a material adverse effect on the value of the Collateral. Except as set forth on the Perfection Certificate, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Copyright Licenses, Patent Licenses, Trade Secret Licenses, Trademark Licenses and Accounts constituting Collateral by any party thereto other than those which have been duly obtained, made or performed and are in full force and effect and those the failure of which to make or obtain could not be reasonably expected, in the aggregate, to have a material adverse effect on the value of the Collateral. Except as set forth on the Perfection Certificate, no Grantor nor (to the knowledge of any Grantor) any other party to any Copyright License,
Patent License, Trade Secret License or Trademark License or Account constituting Collateral is in default in the performance or observance of any of the terms thereof, except for such defaults as could not reasonably be expected, in the aggregate, to have a material adverse effect on the value of the Collateral.

SECTION 4.        COVENANTS.

         Each Grantor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the Release Date:

         4.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Grantor, such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

         4.2 DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Administrative Agent (subject to the terms of the Intercreditor Agreement), duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

         4.3      MAINTENANCE OF INSURANCE.

                  (a)      Such Grantor will maintain,  with  financially  sound
                           and  reputable   companies,   insurance  policies  in
                           accordance with Section 5.5 of the Credit Agreement.

                  (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party and, loss payee as its interests may appear, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

                  (c) The Company shall deliver to the Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's annual financial statements pursuant to Section 5.1(a) of the Credit Agreement and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

                  4.4 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         4.5      MAINTENANCE   OF   PERFECTED   SECURITY   INTEREST;    FURTHER
DOCUMENTATION.

                  (a) Other than as permitted by this Agreement or the Credit Agreement, such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in SECTION 3.3 and shall defend such security interest against the claims and demands of all Persons whomsoever including without limitation, completing the Filings and filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

                  (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, subject to the Intercreditor Agreement, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property, Letter-of-Credit Rights and any other relevant Collateral, taking any actions reasonably necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto, and
                           (iii) in the case of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, at the request of the Administrative Agent, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and within 30 days after the end of each calendar quarter, deliver to the Administrative Agent copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

         4.6 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of copies of all filed additional financing statements, and other documents (in each case, properly executed) reasonably requested by the Administrative Agent, to maintain the validity, perfection and priority of the security interests provided for herein:

                  (a)      change  its   jurisdiction  of  organization  or  the
                           location of its chief executive office or sole place of business from that referred to in SECTION 3.4; or

                  (b)      change its name.

         4.7 NOTICES. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

                  (a) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

                  (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         4.8      INVESTMENT PROPERTY.

                  (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking that restricts the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

                  (c) In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in
                           SECTION 4.8(A) with respect to the Investment Property issued by it and (iii) the terms of SECTIONS 5.3(C) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to SECTION 5.3(C) or 5.7 with respect to the Investment Property issued by it.

         4.9      RECEIVABLES.

                  (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not, without prior written consent from the Administrative Agent (such consent to be provided at the Administrative Agent's sole discretion), (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         4.10     INTELLECTUAL PROPERTY.

                  (a) Except as otherwise permitted under the Credit Agreement, such Grantor (either itself or through licensees) will (i) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use,
                           (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) Except as otherwise permitted under the Credit Agreement, such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent owned or used by such Grantor may become forfeited, abandoned or dedicated to the public.

                  (c) Except as otherwise permitted under the Credit Agreement, such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property owned or used by such Grantor to infringe the intellectual property rights of any other Person.

                  (e) Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright
                           Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs and will notify the Administrative Agent of any acquisition by such Grantor of any exclusive rights under a material Copyright License, Patent License, Trade Secret License or Trademark License within five Business Days after the last day of the fiscal quarter in which such agreement shall have become effective. Such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers necessary to evidence the Administrative Agent's and the Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby; PROVIDED, if, in the reasonable judgment of such Grantor, after due inquiry, so evidencing such interest would result in the grant of a Trademark registration or Copyright registration in the name of the Administrative Agent, such Grantor shall give written notice to the Administrative Agent as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark registration or Copyright registration, as the case may be.

                  (g) Except as otherwise permitted under the Credit Agreement, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to seek to recover any and all damages for such infringement, misappropriation or dilution.

                  (i) such Grantor will take all reasonable and necessary steps to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

         4.11 DEPOSIT ACCOUNTS. No Grantors shall deposit or in any way transfer any money into any account listed in Schedule 11 of the Perfection Certificate as an account used exclusively for payroll purposes, except to the extent required to pay such Grantor's employees' wages, or as otherwise required by law.

         4.12 NEW ACCOUNTS. No Grantors shall open any new Deposit Account or Security Account unless such account is subject to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, or such Deposit Account or Securities Account is maintained with the Administrative Agent. All such Deposit Account Control Agreements and Securities Account Control Agreements shall be in substantially the same form as ANNEX II and ANNEX III, as applicable, or in such other form as the Administrative Agent shall reasonably approve, and the Grantors shall deliver true, correct and complete and fully executed copies of the same to the Administrative Agent. This SECTION
4.12 will not apply to one or more such new Deposit Accounts and Securities Accounts containing cash in the amount of (or in the case of any Securities Accounts, Investment Property having a fair market value of) no more than $25,000 in the aggregate with all other such new Deposit Accounts and Securities Accounts.

         4.13 COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire, or otherwise become plaintiff or claimant in respect of, any Commercial Tort Claim, such Grantor will (a) promptly notify the Administrative Agent thereof, including a reasonably detailed description of such Commercial Tort Claim, and (b) if in excess of $20,000, grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, pursuant to one or more written supplements in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.        REMEDIAL PROVISIONS.

         5.1      CERTAIN MATTERS RELATING TO RECEIVABLES.

                  (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's request, at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Administrative Agent (subject to the Intercreditor Agreement), may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent (subject to the terms of the Intercreditor Agreement), subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in SECTION 5.5 and in accordance with the Intercreditor Agreement, and
                           (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) During the continuance of a Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all orders, invoices and shipping receipts.

         5.2      COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE.

                  (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may at any time communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

                  (b) Upon the written request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent (subject to the Intercreditor Agreement).

                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto), by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         5.3      PLEDGED STOCK.

                  (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given written notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to SECTION 5.3(B), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; PROVIDED, HOWEVER, that no vote shall be cast or corporate or other organizational right exercised or other action taken that, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and the Administrative Agent elects to exercise one of the following remedies, the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, subject to the Intercreditor Agreement, (i) the Administrative Agent shall have the right to receive any and all cash dividends, distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the
                           Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement and, to the extent applicable, the Intercreditor Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, and subject to the Intercreditor Agreement, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

                  (d) After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Stock or Pledged Notes is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Stock or Pledged Notes issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent (subject to the Intercreditor Agreement) who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

         5.4 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT. In addition to the rights of the Administrative Agent and the Secured Parties specified in SECTION 5.1 with respect to payments of Receivables and SECTION 5.3 with respect to payments in respect of Investment Property, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and cash equivalents shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the obligations and shall not constitute payment thereof until applied as provided in SECTION 5.5.

         5.5 APPLICATION OF PROCEEDS. At any time that an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, the Administrative Agent may apply all or any part of the Proceeds of any collection or sale of the Collateral, and any Collateral consisting of cash, whether or not held in any Collateral Account and any proceeds of the guarantee set forth in Section 9, in payment of the Obligations in the order set forth in
Section 2.12(e) of the Credit Agreement.

         5.6      CODE AND OTHER REMEDIES.

                  (a) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, subject to the Intercreditor Agreement, in addition to all other rights and remedies granted to them in this Agreement, the Credit Agreement and the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law or otherwise available at law or in equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, subject to the Intercreditor Agreement, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this SECTION 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
                           Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative
                           Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  (b) In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

                  (c) The Administrative Agent will not submit an "Notice of Exclusive Control" under a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable, unless an Event of Default has occurred and is continuing.

                  (d) The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

         5.7      REGISTRATION RIGHTS.

                  (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to SECTION 5.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities
                           Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this SECTION
                           5.7 valid and binding and in compliance with any and all other applicable laws. Each Grantor further agrees that a breach of any of the covenants contained in this SECTION 5.7 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         5.8 DEFICIENCY. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

         5.9 NON-JUDICIAL ENFORCEMENT. The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

SECTION 6.        THE SECURED PARTY.

         6.1      ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC.

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, subject to the
                           Intercreditor   Agreement,   to  take   any  and  all
                           appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, subject to the Intercreditor Agreement, to do any or all of the following:

                           (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                           (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                           (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                           (iv) execute, in connection with any sale provided for in SECTION 5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (v) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; assign any Copyright, Patent, Domain Name, Trade Secret or Trademark (along with the goodwill of the business to which any such Copyright,
                                    Patent,   Domain   Name,   Trade  Secret  or
                                    Trademark  pertains),  throughout  the world
                                    for such term or terms, on such  conditions,
                                    and in such  manner,  as the  Administrative
                                    Agent   shall   in   its   sole   discretion
                                    determine;  and generally,  sell,  transfer,
                                    pledge and make any  agreement  with respect
                                    to  or  otherwise   deal  with  any  of  the
                                    Collateral as fully and completely as though
                                    the  Administrative  Agent were the absolute
                                    owner thereof for all  purposes,  and do, at
                                    the  Administrative  Agent's option and such
                                    Grantor's expense, at any time, or from time
                                    to  time,  all  acts and  things  which  the
                                    Administrative   Agent  deems  necessary  to
                                    protect,   preserve  or  realize   upon  the
                                    Collateral and the Administrative Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  (b) Anything in this SECTION 6.1 to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this SECTION 6.1 unless an Event of Default shall have occurred and be continuing.

                  (c) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (d) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this SECTION 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on past due principal or interest on the Term Loans, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  (e) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         6.2      ADMINISTRATIVE AGENT'S APPOINTMENT AS AGENT.

         (a) The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Credit Agreement; PROVIDED that Administrative Agent shall, subject to the terms of the Intercreditor Agreement, exercise, or refrain from exercising, any remedies provided for in SECTION 5.6 in accordance with the instructions of Lenders representing more than 50% of the aggregate amount of the Obligations.

         (b) Written notice of resignation by the Administrative Agent pursuant to Section 8.9 of the Credit Agreement shall also constitute notice of resignation as the Administrative Agent under this Agreement; removal of the Administrative Agent pursuant to Section 8.9 of the Credit Agreement shall also constitute removal as the Administrative Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to Section 9.9 of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Agreement. Upon the acceptance of any appointment as the Administrative Agent under Section 8.9 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under this Agreement, and the retiring or removed Administrative Agent under this Agreement shall promptly (i) transfer to such successor Administrative Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Agreement, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created hereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Administrative Agent hereunder.

         6.3 DUTY OF THE ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. None of the Administrative Agent, the Secured Parties or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any Secured Party to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any Secured Party now has or may hereafter have against each Grantor, any Grantor or other Person.

         6.4 EXECUTION OF FINANCING STATEMENTS. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all assets" or "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof. Nothing in this SECTION 6.4 shall relieve the Grantor from its obligation to make the Filings or file any continuation statements.

         6.5 AUTHORITY OF THE ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 7.        SUBORDINATION OF INDEBTEDNESS.

         7.1 SUBORDINATION OF ALL GRANTOR CLAIMS. As used herein, the term "GRANTOR CLAIMS" shall mean all debts and obligations of the Company or any other Grantor to any Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. After and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims unless otherwise consented to by the Administrative Agent.

         7.2 CLAIMS IN BANKRUPTCY. Subject to the Intercreditor Agreement, in the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of itself and the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments that would otherwise be payable upon Grantor Claims. Each Grantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties for application against the Obligations in the manner determined by the Administrative Agent. Should the Administrative Agent or any Secured Party receive, for application upon the Obligations, any such dividend or payment that is otherwise payable to any Grantor, and that, as between such Grantor and the applicable Administrative Agent or Secured Party, shall constitute a credit upon the Grantor Claims, then upon payment in full of the Obligations, the intended recipient shall become subrogated to the rights of the Administrative Agent and the Secured Parties to the extent that such payments to the Administrative Agent and the Secured Parties on the Grantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations that would have been unpaid if the Administrative Agent and the Secured Parties had not received dividends or payments upon the Grantor Claims.

         7.3      PAYMENTS  HELD IN  TRUST.  In the event  that  notwithstanding
SECTION 7.1 and SECTION 7.2 any Grantor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees:
(a) to hold in trust for the Administrative Agent and the Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent (subject to the Intercreditor Agreement), for the benefit of the Administrative Agent and the Secured Parties; and each Grantor covenants promptly to pay the same to the Administrative Agent (subject to the Intercreditor Agreement).

         7.4 LIENS SUBORDINATE. Each Grantor agrees that, until the Release Date, any Liens securing payment of the Grantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Grantor, the Administrative Agent or Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Grantor, during the period in which any of the Obligations are outstanding shall
(a) exercise or enforce any creditor's right it may have against any debtor in respect of the Grantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien held by it.

         7.5 NOTATION OF RECORDS. All promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

SECTION 8.        MISCELLANEOUS

         8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

         8.2 NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; provided that any such notice, request or demand to or upon Holdings or any Subsidiary Grantor shall be addressed to Holdings and such Subsidiary Grantor at its notice address set forth on SCHEDULE I hereto.

         8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to SECTION 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4      ENFORCEMENT EXPENSES; INDEMNIFICATION.

                  (a) Holdings and each Subsidiary Grantor agrees to pay or reimburse each of the Administrative Agent and each Secured Party for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which Holdings and such Subsidiary Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Administrative Agent and each Secured Party.

                  (b) Holdings and each Subsidiary Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Holdings and each Subsidiary Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to
                           Section 8.7 of the Credit Agreement.

                  (d) The agreements in this SECTION 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and shall survive, as to a Administrative Agent, the resignation or removal of such Administrative Agent.

         8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Secured Party under this SECTION 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

         8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 INTEGRATION. This Agreement, the Credit Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Grantor hereby irrevocably and unconditionally:

                  (a) submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in SECTION 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding any special, exemplary, punitive or consequential damages.

         8.13     ACKNOWLEDGEMENTS. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

         8.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         8.15 ADDITIONAL GRANTORS. Each Subsidiary of Holdings that is required to become a party to this Agreement pursuant to Section 5.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of ANNEX I hereto.

         8.16     RELEASES.

                  (a) After the Release Date, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to the such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral or any Mortgaged Property (as defined in any Mortgage) shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor, without any representation or warranty by the Administrative Agent, all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral or Mortgaged Property. At the request and sole expense of the Company, Holdings and a

                           Subsidiary   Grantor   shall  be  released  from  its
                           obligations hereunder in the event that all the Equity Interests of Holdings and such Subsidiary Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Company shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

SECTION 9.        GUARANTEE

         9.1 GUARANTEE. (a) (i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (other than, in the case of each Guarantor, Obligations arising pursuant to clause (ii) of this Section 9.1(a) in respect of Guarantor Hedge Agreement Obligations in respect of which such Guarantor is a primary obligor).

                           (ii) The Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by each Guarantor when due (whether at stated maturity, by acceleration or otherwise) of the Guarantor Hedge Agreement Obligations of such Guarantor.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, (i) the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 9) and (ii) the maximum liability of the Borrower under this Section 9.1 shall in no event exceed the amount which can be guaranteed by the Borrower under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in
                           Section 9.2).

                  (c) (i) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 9 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

                           (ii) The Borrower agrees that the Guarantor Hedge Agreement Obligations may at any time and from time to time exceed the amount of the liability of the Borrower under this Section 9 without impairing the guarantee of the Borrower contained in this Section 9 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

                  (d) Subject to Section 8.14 hereof, the guarantee contained in this Section 9.1 shall remain in full force and effect until all the Obligations (other than Obligations arising under Section 9.1(a)(ii) hereof) and the obligations of each Guarantor under the guarantee contained in this Section 9(other than Guarantor Obligations in respect of Obligations arising under Section 9.1(a)(ii) hereof) shall have been satisfied by full and final payment in cash and the Term Loan Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations and any or all of the Guarantors may be free from their respective Guarantor Hedge Agreement Obligations.

                  (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations or the Guarantor Hedge Agreement
                           Obligations  shall  be  deemed  to  modify,   reduce,
                           release or otherwise affect the liability of the Borrower or any Guarantor under this Section 9 which shall, notwithstanding any such payment (other than any payment made by the Borrower or such Guarantor in respect of the Obligations or the Guarantor Hedge Agreement Obligations or any payment received or collected from the Borrower or such Guarantor in respect of the Obligations or the Guarantor Hedge Agreement Obligations), remain liable for the Obligations and the Guarantor Hedge Agreement Obligations up to the maximum liability of the Borrower or such Guarantor hereunder until the Obligations and the Guarantor Hedge Agreement Obligations are fully and finally paid in cash and the Term Loan Commitments are terminated.

         9.2 RIGHT OF CONTRIBUTION. (a) Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder or the Guarantor Hedge Agreement Obligations, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.

                  (b) The Borrower and each Guarantor agrees that to the extent that the Borrower or any Guarantor shall have paid more than its proportionate share of any payment made hereunder in respect of any Guarantor Hedge Agreement Obligation of any other Guarantor, the Borrower or such Guarantor, as the case may be, shall be entitled to seek and receive contribution from and against the Borrower and any other Guarantor which has not paid its proportionate share of such payment.

                  (c) The Borrower's and each Guarantor's right of contribution under this Section 9.2 shall be subject to the terms and conditions of Section 9.3. The provisions of this Section 9.2 shall in no respect limit the obligations and liabilities of the Borrower or any Guarantor to the Administrative Agent and the Secured Parties, and the Borrower and each Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by the Borrower or such Guarantor hereunder.

         9.3 SUBROGATION. Notwithstanding any payment made by the Borrower or any Guarantor hereunder or any set-off or application of funds of the Borrower or any Guarantor by the Administrative Agent or any Secured Party, neither the Borrower nor any Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Obligations or the Guarantor Hedge Agreement Obligations, nor shall the Borrower or any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by the Borrower or such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Secured Parties by the Borrower on account of the Obligations are fully and finally paid in cash and the Term Loan Commitments are terminated. If any amount shall be paid to the Borrower or any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been fully and finally paid in cash, such amount shall be held by the Borrower or such Guarantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of the Borrower or such Guarantor, and shall, forthwith upon receipt by the Borrower or such Guarantor, be turned over to the Administrative Agent in the exact form received by the Borrower or such Guarantor (duly indorsed by the Borrower or such Guarantor to the Administrative Agent, if required), to be applied against the Obligations or the Guarantor Hedge Agreement Obligations, whether matured or unmatured, in accordance with the terms of the Intercreditor Agreement.

         9.4 AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Borrower and each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Borrower or any Guarantor and without notice to or further assent by the Borrower or any Guarantor, any demand for payment of any of the Obligations or Guarantor Hedge Agreement Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Obligations or
Guarantor Hedge Agreement Obligations continued, and the Obligations or Guarantor Hedge Agreement Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party (with the consent of such of the Borrower and the Guarantor as shall be required thereunder), and the Specified Hedge Agreements, the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Obligations or Guarantor Hedge Agreement Obligations may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall, except to the extent set forth in, and for the benefit of the parties to, the agreements and instruments governing such Lien or guarantee, have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or Guarantor Hedge Agreement Obligations or for the guarantees contained in this Section 9.4 or any property subject thereto.

         9.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. (a) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations (other than any notice with respect to any Guarantor Hedge Agreement Obligation with respect to which such Guarantor is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement) and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee contained in this Section 9 or acceptance of the guarantee contained in this Section 9; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 9; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 9. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations (other than any diligence, presentment, protest, demand or notice with respect to any Guarantor Hedge Agreement Obligation with respect to which such Guarantor is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement). Each Guarantor understands and agrees that the guarantee of such Guarantor contained in this
Section 9 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 9, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability under this Section 9, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  (b) The Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Hedge Agreement Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee by the Borrower contained in this Section 9 or acceptance of the guarantee by the Borrower contained in this Section 9; the Guarantor Hedge Agreement Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee by the Borrower contained in this Section 9; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, with respect to any Guarantor Hedge Agreement Obligation likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee by the Borrower contained in this
                           Section 9. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Guarantor Hedge Agreement Obligations. The Borrower understands and agrees that the guarantee by the Borrower contained in this Section 9 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
                           (a) the validity or enforceability of the Guarantor Hedge Agreement Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured
                           Party,  (b)  any  defense,  set-off  or  counterclaim
                           (other than a defense of payment or performance) which may at any time be available to or be asserted by any Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the applicable Guarantor for the applicable Guarantor Hedge Agreement Obligations, or of the Borrower under its guarantee contained in this
                           Section 9, in bankruptcy or in any other instance. When making any demand under this Section 9 or otherwise pursuing its rights and remedies under this
                           Section 9 against the Borrower, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Guarantor or any other Person or against any collateral security or guarantee for the Guarantor Hedge Agreement Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Borrower of any obligation or liability under this
                           Section 9, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against the Borrower under this
                           Section 9. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         9.6 REINSTATEMENT. The guarantee contained in this Section 9 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations or Guarantor Hedge Agreement Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9.7 PAYMENTS. The Borrower and each Guarantor hereby guarantees that payments by it hereunder will be paid to the Administrative Agent without set-off or counterclaim (i) in the case of obligations in respect of Obligations arising under the Credit Agreement or any other Loan Document in Dollars at the Payment Office specified in the Credit Agreement and (ii) in the case of obligations in respect of any Borrower Hedge Agreement Obligations or any Guarantor Hedge Agreement Obligations, in the currency and at the place specified in the applicable Specified Hedge Agreement.

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                 GUGGENHEIM CORPORATE FUNDING, LLC, as
                                 Administrative Agent


                                 By: /S/ STEPHEN D. SAUTEL
                                     --------------------------------------
                                 Name:  Stephen D. Sautel
                                 Title: Managing Director


                                 NATIONAL COAL CORP.


                                 By: /S/ DANIEL A. ROLING
                                     --------------------------------------
                                 Name:  Daniel A. Roling
                                 Title: Chief Executive Officer


                                 NATIONAL COAL CORPORATION

                                 By: /S/ DANIEL A. ROLING
                                     --------------------------------------
                                 Name:  Daniel A. Roling
                                 Title: Chief Executive Officer


                                 NC TRANSPORTATION, INC.

                                 By: /S/ CHARLES W. KITE
                                     --------------------------------------
                                 Name:  Charles W. Kite
                                 Title: General Counsel


                                 NC RAILROAD, INC.

                                 By: /S/ CHARLES W. KITE
                                     --------------------------------------
                                 Name:  Charles W. Kite
                                 Title: President

                                                                      SCHEDULE I

                          NOTICE ADDRESSES OF GRANTORS

To all Grantors at:

National Coal Corp.
8915 George Williams Road
Knoxville, TN 37923
Telecopier No.: (865) 691-9982
Attention:  General Counsel

With a copy to:

Stubbs, Alderton & Markiles LLP
15260 Ventura Boulevard, 20th Floor
Sherman Oaks, California 91403
Telecopier No.: (818) 444-4520
Attention:  John J. McIlvery

                                                                      Annex I to
                                                              SECURITY AGREEMENT

         ASSUMPTION AGREEMENT, dated as of ___, 20[ ], made by ____________, a ______________ (the "ADDITIONAL GRANTOR"), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, as the Administrative Agent under the Credit Agreement referred to below (together with its successors and assigns, the "ADMINISTRATIVE AGENT").

         All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, National Coal Corporation (the "COMPANY"), National Coal Corp. ("HOLDINGS"), certain subsidiaries of Holdings, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Company, Holdings and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Security and Guarantee Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") in favor of the Administrative Agent and the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Security Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in ANNEX 1-A hereto is hereby added to the information set forth in the Perfection Certificate. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in
Section 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Assumption
Agreement to be duly executed and delivered as of the date first above written.

                                     [ADDITIONAL GRANTOR]

                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                     Annex II to
                                                              SECURITY AGREEMENT

         DEPOSIT ACCOUNT CONTROL AGREEMENT, dated as of [__________, 200_], between GUGGENHEIM CORPORATE FUNDING, LLC, as the Administrative Agent under the Credit Agreement referred to below (together with its successors and assigns, the "ADMINISTRATIVE AGENT"), [APPLICABLE GRANTOR] (the "DEPOSITOR") and [Name of Bank] (the "BANK").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, [the Depositor], National Coal Corporation (the "COMPANY"), National Coal Corp. ("HOLDINGS"), certain subsidiaries of Holdings, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Depositor, [EACH OTHER GRANTOR] have entered into the Security and Guarantee Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") in favor of the Administrative Agent and the Lenders;

         WHEREAS, pursuant to the Security Agreement, the Depositor granted to the Administrative Agent and the Lenders, a security interest in certain collateral, including but not limited to all right, title or interest of the Depositor in deposit account number [_________] maintained by the Bank (the "ACCOUNT"); and

         WHEREAS, the Administrative Agent, the Depositor and the Bank have agreed to execute and deliver this Deposit Account Control Agreement in order to perfect the security interest of the Administrative Agent in the Account;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. THE ACCOUNT. All parties agree that the Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the "UCC"). The Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of the Administrative Agent and the Depositor.

         SECTION 2. SUBORDINATION OF SECURITY INTEREST. The Bank hereby subordinates all security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any funds in the Account other than in connection with the payment of the Bank's customary fees and charges pursuant to its agreement with the Depositor.

         SECTION 3. CONTROL. The Bank will comply with instructions originated by the Administrative Agent directing disposition of the funds in the Account without further consent by the Depositor. The Bank may comply with instructions directing the disposition of funds in the Account originated by the Depositor or its authorized representatives until such time as the Administrative Agent delivers a notice to the Bank that the Administrative Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as the "Notice of Exclusive Control." After the Bank receives a Notice of Exclusive Control, it will cease complying with instructions concerning the Account or funds on deposit therein originated by the Depositor or its representatives.

         SECTION 4. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. The Bank will send copies of all statements concerning the Account to each of the Depositor and the Administrative Agent at the address set forth in SECTION 13 below. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any funds credited thereto, the Bank will make reasonable efforts promptly to notify the Administrative Agent and the Depositor thereof.

         SECTION 5. LIMITED RESPONSIBILITY OF THE BANK. Except for acting on the Depositor's instructions in violation of SECTION 3 above, the Bank shall have no responsibility or liability to the Administrative Agent for complying with instructions concerning the Account from the Depositor or the Depositor's authorized representatives which are received by the Bank before the Bank receives a Notice of Exclusive Control. The Bank shall have no responsibility or liability to the Depositor for complying with a Notice of Exclusive Control or complying with instructions concerning the Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such instruction or Notice of Exclusive Control, even if the Depositor notifies the Bank that the Administrative Agent is not legally entitled to originate any such instruction or Notice of Exclusive Control.

         SECTION 6. INDEMNIFICATION OF THE BANK. The Depositor hereby agrees to indemnify and hold harmless the Bank, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by the Bank's gross negligence or willful misconduct.

         SECTION 7. OTHER AGREEMENTS. In the event of a conflict between this Agreement and any other agreement between the Bank and the Depositor, the terms of this Agreement will prevail; PROVIDED, HOWEVER, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between the Bank and the Depositor pursuant to a separate agreement.

         SECTION 8. TERMINATION. This Agreement shall continue in effect until the Administrative Agent has notified the Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such notice the obligations of the Bank hereunder with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, the Administrative Agent shall have no further right to originate instructions concerning the Account and any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect.

         SECTION 9. COMPLETE AGREEMENT. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to SECTION 8 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

         SECTION 10. AMENDMENTS. No amendment, modification or (except as otherwise specified in SECTION 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under SECTION 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         SECTION 11. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 12. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Depositor, provided that written notice thereof is given by the Administrative Agent to the Bank.

         SECTION 13. NOTICES. All notices, requests and demands to or upon the Administrative Agent or the Depositor shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon the Bank shall be addressed to the Bank at its notice address set forth on SCHEDULE 1.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 15. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the law of the State of [ ]. The parties agree that New York is the "bank's jurisdiction" for purposes of the UCC.

                                   SIGNATURES:

                                       GUGGENHEIM CORPORATE FUNDING, LLC, as
                                       Administrative Agent

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       [Applicable Grantor]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       [BANK]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                      SCHEDULE 1

                           NOTICE ADDRESS OF THE BANK

                                                                    Annex III to
                                                              SECURITY AGREEMENT

                                     FORM OF
                      SECURITIES ACCOUNT CONTROL AGREEMENT

         SECURITIES ACCOUNT CONTROL AGREEMENT, dated as of [__________, 200_], between GUGGENHEIM CORPORATE FUNDING, LLC, as the Administrative Agent under the Credit Agreement referred to below (together with its successors and assigns, the "ADMINISTRATIVE AGENT"), [APPLICABLE GRANTOR] (the "DEPOSITOR") and [Name of Bank] (the "BANK").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, [the Depositor], National Coal Corporation, ("BORROWER"), National Coal Corp. ("HOLDINGS"), certain subsidiaries of Holdings, the Lenders and the Administrative Agent and the Administrative Agent have entered into the Credit Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Depositor, [EACH OTHER GRANTOR] have entered into the Security and Guarantee Agreement, dated as of October 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") in favor of the Administrative Agent and the Lenders;

         WHEREAS, pursuant to the Security Agreement, the Depositor granted to the Administrative Agent and the Lenders, a security interest in certain collateral, including but not limited to all right, title or interest of the Depositor in account number [_________] maintained by the Bank (the "ACCOUNT"); and

         WHEREAS, the Administrative Agent, the Depositor and the Bank have agreed to execute and deliver this Securities Account Control Agreement in order to perfect the security interest of the Administrative Agent in the Account;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. THE ACCOUNT. The Bank hereby represents and warrants to the Administrative Agent and the Depositor that (A) the Account has been established in the name of the Depositor as recited above, and (B) except for the claims and interest of the Administrative Agent and the Depositor in the Account (subject to any claim in favor of the Bank permitted under SECTION 2), the Bank does not know of any claim to or interest in the Account. All parties agree that the Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC") and that all property held by the Bank in the Account will be treated as financial assets under the UCC.

         SECTION 2. PRIORITY OF SECURITY INTEREST. The Bank hereby acknowledges the security interest granted to the Administrative Agent by the Depositor. The Bank hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to the Depositor nor hypothecate any securities carried in the Account except in connection with the settlement of trading activity permitted to be conducted by the Depositor hereunder. The Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any property carried in the Account or any free credit balance in the Account other than in connection with activities in which the Depositor is permitted to engage hereunder, including the payment of the Bank's customary fees, commissions and other charges pursuant to its agreement with the Depositor and for payment or delivery of financial assets purchased or sold for or from the Account.

         SECTION 3. CONTROL. The Bank will comply with entitlement orders originated by the Administrative Agent concerning the Account without further consent by the Depositor. Except as otherwise provided in SECTION 4 below, the Bank shall also comply with entitlement orders and other instructions concerning the Account originated by the Depositor, or the Depositor's authorized representatives, until such time as the Administrative Agent delivers a written notice to the Bank that the Administrative Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as the "Notice of Exclusive Control." Until the Bank receives a Notice of Exclusive Control, the Bank may distribute to the Depositor all interest and regular cash dividends on property in the Account. After the Bank receives a Notice of Exclusive Control and has had a reasonable opportunity to comply, it will cease complying with entitlement orders or other instructions concerning the Account originated by the Depositor or its representatives and cease distributing interest and dividends on property in the Account to the Depositor. The Bank shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from the Administrative Agent. Until it receives a Notice of Exclusive Control, the Bank shall be entitled to continue to act on such instructions from the Depositor as are delivered in form satisfactory to the Bank. The Bank has not agreed and will not agree with any third party that the Bank will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of the Administrative Agent and the Depositor.

         SECTION 4. NO WITHDRAWALS. Notwithstanding the provisions of SECTION 3 above, the Bank shall not comply with any entitlement order from the Depositor requiring a free delivery of any financial assets from the Account nor deliver any such financial assets to the Depositor nor pay any free credit balance or other amount owing from the Bank to the Depositor with respect to the Account, except for the distribution of interest or dividends permitted under SECTION 3 above, without the prior written consent of the Administrative Agent.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. The Bank will send copies of all statements and confirmations concerning the Account to each of the Depositor and the Administrative Agent at the address set forth in SECTION 14 below. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, the Bank will make reasonable efforts promptly to notify the Administrative Agent and the Depositor thereof.

         SECTION 6. LIMITED RESPONSIBILITY OF THE BANK. Except for permitting a withdrawal or payment in violation of SECTIONS 3 or 4 above or advancing margin or other credit to the Depositor in violation of SECTION 2 above, the Bank shall have no responsibility or liability to the Administrative Agent for complying with entitlement orders concerning the Account from the Depositor or the Depositor's authorized representatives which are received by the Bank before the Bank receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. The Bank shall have no responsibility or liability to the Depositor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if the Depositor notifies the Bank that the Administrative Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control. This Agreement does not create any obligation or duty of the Bank other than those expressly set forth herein.

         SECTION 7. INDEMNIFICATION OF THE BANK. The Depositor hereby agrees to indemnify and hold harmless the Bank, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by the Bank's gross negligence or willful misconduct.

         SECTION 8. OTHER AGREEMENT. In the event of a conflict between this Agreement and any other agreement between the Bank and the Depositor, the terms of this Agreement will prevail; PROVIDED, HOWEVER, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between the Bank and the Depositor pursuant to a separate agreement.

         SECTION 9. TERMINATION. This Agreement shall continue in effect until the Administrative Agent has notified the Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such notice the obligations of the Bank under SECTIONS 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, the Administrative Agent shall have no further right to originate entitlement orders concerning the Account and any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect.

         SECTION 10. COMPLETE AGREEMENT. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to SECTION 8 above supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

         SECTION 11. AMENDMENTS. No amendment, modification or (except as otherwise specified in SECTION 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under SECTION 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Depositor, provided that written notice thereof is given by the Administrative Agent to the Bank.

         SECTION 14. NOTICES. All notices, requests and demands to or upon the Administrative Agent or the Depositor shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon the Bank shall be addressed to the Bank at its notice address set forth on SCHEDULE 1.

         SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 16. CHOICE OF LAW. Regardless of any provision in any other agreement relating to the Account, the parties hereto agree that, subject to
SECTION 8 of this Agreement, the establishment and maintenance of the Account, and all interests, duties and obligations with respect to the Account, shall be governed by the law of the State of New York.

                                   SIGNATURES:

                                       GUGGENHEIM CORPORATE FUNDING, LLC, as
                                       Administrative Agent

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [APPLICABLE GRANTOR]


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       [BANK]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                      SCHEDULE 1

                           NOTICE ADDRESS OF THE BANK

                                                                     Annex IV to
                                                              SECURITY AGREEMENT

                                     FORM OF
                             PERFECTION CERTIFICATE